EXHIBIT 10.37

AMENDMENT NO. 2
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

          THIS AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of January 20, 2003, and is by and among FEDERATED INVESTORS, INC., a Pennsylvania corporation (the “Borrower”), the BANKS set forth herein (collectively, the “Banks”), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the “Agent”).

          WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of January 22, 2002, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of April 8, 2002 (the “Credit Agreement”);

          WHEREAS, the Borrower, the Banks and the Agent wish to amend the Credit Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

1.	Definitions.

Capitalized terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

2.	Amendment of Credit Agreement.

(a) The definition of “Revolving Credit Expiration Date” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                       Revolving Credit Expiration Date shall mean January 18, 2004 (which is the date 364 days after the effective date of Amendment No. 2 to Second Amended and Restated Credit Agreement among the Borrower, the Banks and the Agent) or such later date as determined pursuant to Section 2.13(a).

(b) Section 8.2(g) [Guaranties] of the Credit Agreement is hereby amended by inserting the following immediately before the end of the sentence:

                                     and (iii) the Guaranty dated January 1, 2000 by the Borrower in favor of  40th Associates pursuant to which the Borrower guarantees that certain lease dated October 9, 1998 between InvestLink Technologies, Inc., as lessee, and 40th

Associates, as lessor, of commercial space located at 8 West 40th Street, New York, NY at an annual rent of approximately $225,000 and with a term expiring December 31, 2008.

(c) Section 8.2(i) [Dividends and Related Distributions] of the Credit Agreement is hereby amended by deleting clause (iv) in its entirety and inserting the following in lieu thereof:

                                      (iv)     during the Borrower’s fiscal year 2003 and thereafter, so long as (A) no Event of Default or Potential Default has occurred and is continuing, and (B) the Borrower is in compliance with Section 8.2(a), in the case of both clauses (A) and (B) after giving effect to any such dividend or stock repurchase payment, the Borrower may (1) make dividend payments with respect to the Common Shares and in an amount not to exceed, and (2) in addition to repurchases of Class B Shares permitted pursuant to Section 8.2(i)(ii) above, repurchase Class B Shares for an amount not to exceed, in any fiscal year on a cumulative basis for clauses (1) and (2), 50% of any net income (or minus 100% of any net loss) of the Borrower and its Subsidiaries from January 1, 2000 through the date of payment.

(d) Section 8.2(j) [Liquidations, Mergers, Consolidations and Acquisitions] of the Credit Agreement is hereby amended by inserting the following sentence at the end of such section:

                                   The parties expressly acknowledge that Section 8.2(j) does not restrict the acquisition of assets by a Fund in the ordinary course of business where no liabilities are assumed by the Fund and the acquisition price consists of trailer payments based on average net assets in the Fund from time to time but in no event more than the Fund Fees received by any of the Companies and such fees are paid out of the Fund itself or by any of the Companies in accordance with normal business practices.

(e) Section 8.3(g) [Certain Events] of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

(g) Certain Events.

                                                 Written notice to the Agent of (i) any sale or other transfer of assets as permitted under subsections (ii), (iii) or (iv) of Section 8.2(k), (ii) any merger, acquisition, consolidation or liquidation permitted under Section 8.2(j), (iii) any change in the ownership or management of the Borrower permitted under Section 8.2(u), (iv) the creation or acquisition of any new Subsidiaries or investment in any other corporate entity, such notice to be delivered to the Agent within five (5) Business Days after occurrence of such event or consummation of such transaction(s), and in the case of the creation or acquisition of a new Subsidiary or investment in any other corporate entity, accompanied by the items specified in Section 8.1 to be delivered within thirty (30) calendar days after the creation or acquisition of a new Subsidiary or investment in any other corporate entity, and (v) any amendment to the declaration of trust, certificate or articles of incorporation, bylaws, partnership agreement or other organizational documents of any of the Companies or the use by any of the Companies of any fictitious name, it being understood that any such amendments require at least ten (10) Business Days’ prior notice to the Agent and may in some cases, including any amendment to the  Articles of Incorporation of the Borrower which the Agent has determined would be adverse to the Banks pursuant to Section 8.2(s), require the prior written consent of the Required Banks.  Written notice to the Agent of any sale or other transfer of assets as permitted under Section 8.2(k)(i) shall be given on a quarterly basis at the same time that quarterly financial statements are required to be delivered under Section 8.3(b).

(f) Schedule 1.1(a) [Commitments of the Banks] of the Credit Agreement is hereby deleted in its entirety and Schedule 1.1(a) attached hereto is inserted in lieu thereof.

(g) Exhibit I [Compliance Certificate] of the Credit Agreement is hereby deleted in its entirety and Exhibit I attached hereto is inserted in lieu thereof.

                         3.       Conditions of Effectiveness of Amendment of Credit Agreement.  The effectiveness of this Amendment of the Credit Agreement is expressly conditioned upon satisfaction of each of the following conditions precedent on the date hereof:

                                   (a)           Representations and Warranties; No Defaults.  The representations and warranties of the Borrower contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Borrower shall have performed and complied with all covenants and conditions under the Senior Loan Documents and hereof; and no Event of Default or Potential Default under the Credit Agreement and the other Senior Loan Documents shall have occurred and be continuing or shall exist.

                                   (b)           Authorization and Incumbency.  There shall be delivered to the Agent for the benefit of each Bank a certificate, dated as of the date hereof, and signed by the Secretary or an Assistant Secretary of the Borrower, certifying as appropriate as to:

(i) all action taken by the Borrower in connection with this Amendment and the other Senior Loan Documents; and

(ii)

the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and described in this Section 3 and the true signatures of such officer or officers.

(c) Notes. There shall be delivered to the Agent for the benefit of each Bank which is having its Revolving Credit Commitment amended pursuant to this Amendment a

Revolving Credit Note executed by the Borrower which reflects its new Revolving Credit Commitment as set forth on Schedule 1.1(a) hereto.

                                   (d)           Acknowledgment.  There shall be delivered to the Agent for the benefit of each Bank the Confirmation in the form attached hereto as Exhibit 1 hereto executed by each of the Loan Parties (other than the Borrower).

                                   (e)           Legal Details; Counterparts.  All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent.  The Agent shall have received from the Borrower and each of the Banks an executed original of this Amendment.  Each of this Amendment and the Confirmation may be executed by the parties hereto or thereto in any number of separate counterparts, each of which when taken together shall constitute one and the same instrument.

                                   (f)           Amendment Fee.  The Borrower shall pay to each of the Banks in immediately available funds an amendment fee equal to five (5) basis points of each Bank’s Revolving Credit Commitment, determined as of the date of this Amendment.

                         4.       Fees and Expenses.  The Borrower hereby agrees to reimburse the Agent and the Banks on demand for all legal costs, expenses and disbursements relating to this Amendment which are payable by the Borrower as provided in Sections 10.5 and 11.3 of the Credit Agreement.

                         5.       Force and Effect.  Except as expressly modified by this Amendment, the Credit Agreement and the other Senior Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

                         6.       Governing Law.  This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

[SIGNATURE PAGES FOLLOW]

SIGNATURE PAGE 1 OF 9 TO AMENDMENT NO. 2
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

               IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 2 to Second Amended and Restated Credit Agreement as of the date first above written.

FEDERATED INVESTORS, INC.

By:	/s/ DENIS MCAULEY III

Name:	Denis McAuley, III
Title:	Vice President

SIGNATURE PAGE 2 OF 9 TO AMENDMENT NO. 2
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION individually and as Agent

By:	/s/ ENRICO DELLA CORNA

Name:	Enrico Della Corna
Title:	Vice President

SIGNATURE PAGE 3 OF 9 TO AMENDMENT NO. 2
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, NATIONAL ASSOCIATION

By:	/s/ ELIZABETH W.F. BISHOP

Name:	Elizabeth W.F. Bishop
Title:	Managing Director

SIGNATURE PAGE 4 OF 9 TO AMENDMENT NO. 2
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

US BANK, N.A.

By:	/s/ DAVID J. DANNEMILLER

Name:	David J. Dannemiller
Title:	Vice President

SIGNATURE PAGE 5 OF 9 TO AMENDMENT NO. 2
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

STATE STREET BANK AND TRUST COMPANY

By:	/s/ JOHN T. DALEY

Name:	John T. Daley
Title:	Vice President

SIGNATURE PAGE 6 OF 9 TO AMENDMENT NO. 2
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANKONE, NA (Main Office Chicago)

By:	/s/ ANDREA S. KANTOR

Name:	Andrea S. Kantor
Title:	Director

SIGNATURE PAGE 7 OF 9 TO AMENDMENT NO. 2
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A.

By:	/s/ MATTHEW NICHOLLS

Name:	Matthew Nicholls
Title:	Vice President

SIGNATURE PAGE 8 OF 9 TO AMENDMENT NO. 2
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FLEET NATIONAL BANK

By:	/s/ LAWRENCE DAVIS

Name:	Lawrence Davis
Title:	Portfolio Manager

SIGNATURE PAGE 9 OF 9 TO AMENDMENT NO. 2
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH THIRD BANK

By:	/s/ CHRISTOPHER HELMECI

Name:	Christopher Helmeci
Title:	Vice President

EXHIBIT I

FORM OF
COMPLIANCE CERTIFICATE

PNC Bank, National Association, as Agent
One PNC Plaza, 2nd Floor
249 Fifth Avenue
P1-POPP-02-1
Pittsburgh, PA 15222
Telephone No.:  (412) 762-3669
Telecopier No.: (412) 705-0981
Attn:   John Werner, Vice President

Ladies and Gentlemen:

               Pursuant to Section 8.3(d) of the Second Amended and Restated Credit Agreement (the “Agreement”) dated as of January 22, 2002, by and among Federated Investors, Inc. (the ”Borrower”), the Banks party thereto, and PNC Bank, National Association, as agent (the “Agent”) for the Banks, as further amended, restated or supplemented from time to time, I, the [Chief Executive Officer / President / Chief Financial Officer / Treasurer / Principal Accounting Officer] of the Borrower, in my capacity as the [Chief Executive Officer / President / Chief Financial Officer / Treasurer / Principal Accounting Officer], do hereby certify to the Banks and the Agent as follows (capitalized terms which are not defined herein have the meanings given in the Agreement) as of the [quarter/year] ending on _____________ (the “Report Date”):

(1)

The representations and warranties of the Borrower contained in Article 6 of the Agreement and any certifications delivered by any of the Companies after the Closing Date are true on and as of the Report Date with the same effect as though such representations, warranties and certifications had been made on and as of such date (except representations, warranties and certifications which expressly related solely to an earlier date and time which representations, warranties and certifications were true on and as of the specific date referred to therein), and the Borrower has performed and complied with all covenants and conditions of the Agreement, [except that: insert any applicable disclosures].

(2)	No Event of Default or Potential Default exists and is continuing.

(3)

Minimum Consolidated EBITDA.  (Section 8.2(a)).  Consolidated EBITDA, for the four (4) fiscal quarters ending as of the Report Date, is $__________ (see item 4(A)(iv) below), which is not less than $200,000,000.

(4)

Minimum Interest Coverage Ratio (Section 8.2(b)).  The ratio of (A)  Consolidated EBITDA to (B) consolidated interest expense, for the four (4) fiscal quarters ending as of the Report Date, is ________ to 1.0 which is not less than 4.0 to 1.0.

	(A)	Consolidated EBITDA is computed as follows (each item is measured for the four (4) fiscal quarters ending on the Report Date on a consolidated basis):

		(i)	(a)	net income	$________

			(b)	depreciation	$________

			(c)	amortization	$________

			(d)	other non-cash charges to net income (excluding any non-cash charges which require an accrual or reserve for cash charges for any future period)	$________

			(e)	interest expense	$________

			(f)	income tax expense	$________

		(ii)	Sum of Items (a), (b), (c), (d), (e) and (f)		$________

		(iii)	Non-cash credits to net income		$________

		(iv)	Item (ii) reduced by Item (iii) equals Consolidated EBITDA		$________

	(B)	Consolidated interest expense for the four (4) fiscal quarters ending on the Report Date			$________

	(C)	Ratio of Item (A)(iv) to Item (B) equals interest coverage ratio			___ to 1.0

(5)

Maximum Leverage Ratio (Section 8.2(c)).  Beginning with the fiscal quarter ending December 31, 2001, the ratio of (A) Total Indebtedness on the Report Date to (B) Consolidated EBITDA for the four (4) fiscal quarters ending as of the Report Date is ________ to 1.0 which does not exceed 2.0 to 1.0.

	(A)	Total Indebtedness as of the Report Date (each item is measured on a consolidated basis):

		(i)	Borrowed money (including money borrowed under the Agreement)		$________

		(ii)	Amounts raised under or liabilities in respect of any note purchase or acceptance credit facility	$________

		(iii)	Reimbursement obligations under letters of credit, currency swap agreements, any interest rate swap, cap, collar or floor agreement or other interest rate protection devices	$________

(iv)

Other transactions (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such person to finance operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not more than thirty (30) days past due)

$________

		(v)	Any Guaranty of Indebtedness for borrowed money	$________

		(vi)	Sum of Items (i), (ii), (iii), (iv), and (v) equals Total Indebtedness	$________

	(B)	Consolidated EBITDA for the four (4) quarters ending on the Report Date (insert figure from Item 4(A)(iv) above)		$________

	(C)	Ratio of Item (A)(vi) to Item (B) equals Leverage Ratio		___ to 1.0

(6)	Loans and Investments (Section 8.2(h)). The Borrower and its Subsidiaries have not made any loans and investments in any other persons except as expressly permitted under Section 8.2(h).

(A)

Less than Wholly Owned Corporate Entities (Subsection (iii)(B)).  The Companies’ investment in corporate entities in which the Borrower does not maintain control but for which none of the Companies has any liability greater than its initial investment in such entity and where the activities in which such entity engages are consistent with the activities set forth in Section 6.1(aa) of the Agreement is $________ on the Report Date which does not exceed the maximum permitted amount of $50,000,000.

Less than Wholly Owned Corporate Entities (list the dollar amount of each investment separately)

	$	_______
	$	_______

Total	$	_______

(B)

Limited Investments in Special Purpose Subsidiaries (Subsection (ix)).  The Companies’ Limited Investment in Special Purpose Subsidiaries is $_________ on the Report Date which does not exceed the maximum permitted amount of $500,000.

(7)

Dividends and Related Distributions (Section 8.2(i)).  The Companies have not made or paid or agreed to make or pay any dividends or other distributions on account of any shares of Borrower’s capital stock or the purchase, redemption or retirement of any such shares (or warrants, rights or options therefor) during the quarter ending on the Report Date except for (A) purchases of Class B Shares in the amount of $________ or purchases of Restricted Stock in the amount of $____________ made in compliance with Sections 8.2(i)(ii) and (iv) of the Agreement and (B) dividends on Borrower’s Common Shares in the amount of $________ made in compliance with Section 8.2(i)(iv) of the Agreement.

(A)

Purchase of Class B Shares and Restricted Stock (Subsection (ii) of 8.2(i)).  In addition to repurchases of Class B Shares permitted pursuant to Section 8.2(i)(iv) of the Agreement, Item 7(B) of this Certificate, the Borrower has purchased Class B Shares (net of purchases of Restricted Stock) from and after January 1, 2001 through the Report Date, primarily on the open market and in accordance with any stock repurchase plan authorized by the Board of Directors from time to time, in an amount of $__________ which is not more than $125,000,000 and the number of Class B Shares purchased is _________.  The Borrower has purchased Restricted Stock during the term of the Agreement in the amount of $__________ which does not exceed the permitted amount of $5,000,000.

(B)

Dividends and Repurchases (Subsection (iv) of Section 8.2(i)).  During Borrower’s fiscal year 2003 and thereafter, Borrower has paid dividends on its Common Shares and, in addition to repurchases of Class B Shares permitted pursuant to Section 8.2(i)(ii), made repurchases of Class B Shares during its current fiscal year in the amount of $_________ which does not exceed on a cumulative basis the permitted amount of 50% of any net income (or minus 100% of any net loss) of the Borrower and its Subsidiaries from January 1, 2000 through the date of payment.

(i)

Dividends paid by Borrower on its Common Shares and purchases of Class B Shares (in addition to repurchases permitted pursuant to Section 8.2(i)(ii) above) from January 1, 2003 through the quarter preceding the quarter ending on Report Date.

$________

(ii)

Dividends paid by Borrower on its Common Shares and repurchases of Class B Shares (in addition to repurchases permitted pursuant to Section 8.2(i)(ii) above) during the quarter ending on the Report Date.

$________

		(iii)	50% of any net income (or minus 100% of any net loss) of the Borrower and its Subsidiaries from January 1, 2000 through the date of payment.	$________

		(iv)	Sum of clauses (i) and (ii) (may not exceed amount in line (iii))	$________

(8)

Liquidations, Mergers, Consolidations, Acquisitions (Section 8.2(j)).  None of the Companies was a party to any dissolution, liquidation, merger, consolidation or acquisition during the quarter ending on the Report Date, except as expressly permitted under Section 8.2(j).

	(A)	Acquisitions of Stock or Assets of Third Parties (Subsection (iii) of Section 8.2(j)).

(i)

The Borrower and each Consolidated Subsidiary of the Borrower did not acquire the stock or assets of any other persons except as listed below, each of which transactions is correctly described below and was completed in compliance with Section 8.2(j)(iii) of the Agreement:

Date of Transaction	Name of Seller	Assets Acquired (Stock or Assets)	Purchase Price (including liabilities assumed)

____________	____________	____________	$____________
____________	____________	____________	$____________
			$____________	(Total)

(9)

Disposition of Assets or Subsidiaries (Section 8.2(k)).  The Borrower and its Subsidiaries did not sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of their properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest or partnership interests of a Subsidiary), except in accordance with clauses (i) through (iv) of Section 8.2(k) of the Agreement.

(A)

Designated Assets (Subsection (i) of Section 8.2(k)).  The following Subsidiaries of the Borrower have sold or transferred Designated Assets in the following amounts in connection with a securitization or other receivables sale transaction in accordance with Section 8.2(k)(i):

Subsidiary	Amount of Designated Assets Transferred

(B)

Unnecessary Assets (Subsection (ii) of Section 8.2(k).  The after-tax proceeds (net of customary expenses) in connection with sales, transfers or leases of assets of the Borrower or its Subsidiaries no longer necessary or required in the conduct of their business during the fiscal year in which the Report Date falls is $________ which does not exceed the permitted amount of $10,000,000.

(C)

Capital Stock or Substantially All Assets  (Subsection (iv) of Section 8.2(k)).  The assets of any sold or transferred Subsidiary comprised _____% of the total assets of the Borrower and the Consolidated Subsidiaries for the most recent fiscal quarter ending prior to such disposition, which does not exceed the permitted percentage of 5%, and _____% of Consolidated EBITDA for the most recent four (4) fiscal quarters ending prior to such disposition is attributable to such sold or transferred Subsidiaries or assets, which does not exceed the permitted percentage of 5%.

(10)	Change of Ownership (Section 8.2(u)).

	(A)	No change in the ownership of Borrower’s capital stock has occurred during the quarter ending on the Report Date except for transactions permitted under of Section 8.2(u) of the Agreement.

(11)	New Subsidiaries (Section 8.1(1)). Borrower has not created or acquired any Subsidiaries during the calendar quarter ending on the Report Date except for the following:

Name of Subsidiary	Acquired/Formed	Date of Acquisition of Formation

____________	____________	____________
____________	____________	____________

[insert “None” if Borrower has not created or acquired any new Subsidiaries]

If Borrower has listed any Subsidiaries above, Borrower must check and complete (1) or (2) below, as applicable (see Section 8.1(1)):

(1)	___	Borrower has previously caused each of the Subsidiaries listed above and its owners to execute and deliver to the Agent each of the following (check each of (a), (b) and (c), as applicable):

(a)	___	A joinder to the Intercompany Subordination Agreement

(b)	___

A joinder to the Guaranty Agreement (not required for Foreign Subsidiaries or Subsidiaries that are less than wholly-owned and over which the Borrower does not maintain control as permitted by Section 8.2(h)(iii)(B) of the Agreement)

(c)	___	a legal opinion confirming the matters set forth in Exhibit H to the Credit Agreement

(2)	___	Borrower is delivering each of the documents listed in item 1(a) through (c) above with this Certificate

FEDERATED INVESTORS, INC.

By:

Title:

Exhibit 1

Form of
CONFIRMATION

               Reference is hereby made to that certain Second Amended and Restated Credit Agreement by and between FEDERATED INVESTORS, INC., the BANKS set forth therein, and PNC BANK, NATIONAL ASSOCIATION, as Agent for the Banks, dated as of January 22, 2002, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of April 8, 2002 (the “Credit Agreement”).  All terms used herein unless otherwise defined herein shall have the meanings given to them in the Credit Agreement.

               On the date hereof, the Borrower, the Banks and the Agent are entering into that certain Amendment No. 2 to Second Amended and Restated Credit Agreement (the “Amendment”), a copy of which has been provided to the undersigned.  This Confirmation is delivered to the Bank pursuant to Section 3(c) of the Amendment.

               Pursuant to the Credit Agreement, on the Closing Date (i) the Guarantors entered into that certain Continuing Agreement of Guaranty and Suretyship in favor of the Agent for the benefit of the Banks (the “Guaranty Agreement”) and (ii) the Borrower and its Subsidiaries entered into that certain Intercompany Subordination Agreement in favor of the Agent for the benefit of the Banks (the “Intercompany Subordination Agreement”).  This Confirmation will confirm to the Agent and the Banks that the undersigned Guarantors and Subsidiaries of the Borrower have read and understand the Amendment which provides for, subject to certain conditions set forth in the Credit Agreement, the extension of the Revolving Credit Expiration Date and the modification of certain covenants.

               The Guarantors hereby ratify and confirm the Guaranty Agreement.  The Subsidiaries of the Borrower hereby ratify and confirm the Intercompany Subordination Agreement.

               This Confirmation is dated as of January 20, 2003.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE 1 OF 5 OF CONFIRMATION]

               IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned, by their duly authorized officers, have executed this Confirmation as of the date set forth above.

EDGEWOOD SERVICES, INC.

By:

Name:

Title:

FEDERATED ADMINISTRATIVE SERVICES

By:

Name:

Title:

FEDERATED ADMINISTRATIVE SERVICES, INC.

By:

Name:

Title:

FEDERATED INVESTMENT MANAGEMENT COMPANY

By:

Name:

Title:

[SIGNATURE PAGE 2 OF 5 OF CONFIRMATION]

FEDERATED INVESTORS TRUST COMPANY

By:

Name:

Title:

FEDERATED FINANCIAL SERVICES, INC.

By:

Name:

Title:

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

By:

Name:

Title:

FEDERATED INTERNATIONAL MANAGEMENT LIMITED

By:

Name:

Title:

FEDERATED INVESTORS, INC.

By:

Name:

Title:

[SIGNATURE PAGE 3 OF 5 OF CONFIRMATION]

FEDERATED INVESTORS MANAGEMENT COMPANY

By:

Name:

Title:

FEDERATED INVESTMENT COUNSELING

By:

Name:

Title:

FEDERATED SECURITIES CORP.

By:

Name:

Title:

FEDERATED SERVICES COMPANY

By:

Name:

Title:

FEDERATED SHAREHOLDER SERVICES COMPANY

By:

Name:

Title:

[SIGNATURE PAGE 4 OF 5 OF CONFIRMATION]

FII HOLDINGS, INC.

By:

Name:

Title:

PASSPORT RESEARCH, LTD.

By:

Name:

Title:

FEDERATED INTERNATIONAL HOLDINGS BV

By:

Name:

Title:

FEDERATED INTERNATIONAL - EUROPE GMBH

By:

Name:

Title:

[SIGNATURE PAGE 5 OF 5 OF CONFIRMATION]

FEDERATED ASSET MANAGEMENT GMBH

By:

Name:

Title:

FEDERATED PRIVATE ASSET MANAGEMENT, INC.

By:

Name:

Title: